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                                                                    Exhibit 23.1


                        CONSENT OF INDPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-86189 and 333-40922) and Form S-8
(Nos.333-82325, 333-51678 and 333-69034) of Wyndham International, Inc. of our report dated February 5, 2002 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers, LLP


Dallas, Texas
March 27, 2002